NUVEEN WISCONSIN MUNICIPAL BOND FUND
SUPPLEMENT DATED MAY 6, 2024
TO THE PROSPECTUS DATED SEPTEMBER 29, 2023

1.	The section “Fund Summaries—Nuveen Wisconsin Municipal Bond Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	0.51%	0.51%	0.51%

Distribution and/or Service (12b‑1) Fees	0.20%	1.00%	0.00%

Other Expenses

Interest and Related Expenses[2]	0.24%	0.24%	0.24%

Remainder of Other Expenses	0.15%	0.15%	0.15%

Total Annual Fund Operating Expenses	1.10%	1.90%	0.90%

Fee Waivers and/or Expense Reimbursements[3,4]	(0.05)%	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.05%	1.85%	0.85%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Includes interest expense and fees paid on Fund borrowings and/or interest and related expenses from inverse floaters.
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4
The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2026 so that the total annual operating expenses of the Fund (excluding 12b‑1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.65% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to July 31, 2026 only with the approval of the Board of Trustees of the Fund.

2.	The section “Fund Summaries—Nuveen Wisconsin Municipal Bond Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I

1 Year	$523	$188	$87

3 Years	$741	$583	$272

5 Years	$987	$1,013	$484

10 Years	$1,691	$2,210	$1,094

3.	The following paragraph is added as the sixth paragraph of the section “How We Manage Your Money—Who Manages the Funds—Management Fees”:
Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through July 31, 2026 so that the total annual operating expenses (excluding 12b‑1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Nuveen Wisconsin Municipal Bond Fund do not exceed 0.65% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to July 31, 2026 only with the approval of the Board of Trustees of the Fund.

PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE

MGN‑MS4‑0524P